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                                                                      Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Post Effective Amendment to the Registration Statement with which this Power of Attorney is filed, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                SIGNATURE                                                 DATE
                ---------                                                 ----

         //s// BRIAN L. HALLA                                        September 21, 2000
---------------------------------------
             Brian L. Halla



         //s// ROBERT J. FRANKENBERG                                 September 21, 2000
---------------------------------------
             Robert J. Frankenberg


         //s// E. FLOYD KVAMME                                       September 21, 2000
---------------------------------------
             E. Floyd Kvamme


         //s// MODESTO A. MAIDIQUE                                   September 21, 2000
---------------------------------------
             Modesto A. Maidique



         //s// EDWARD R. McCRACKEN                                   September 21, 2000
---------------------------------------
             Edward R. McCracken



         //s// LEWIS CHEW                                            September 6, 2000
---------------------------------------
             Lewis Chew
